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                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) September 9, 1998

                            CALENERGY COMPANY, INC.
             (Exact name of registrant as specified in its charter)

Delaware                        1-9874                    94-2213782
(State or other                 (Commission               (IRS Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)

             302 South 36th Street, Suite 400, Omaha, Nebraska 68131
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               (Address of principal executive offices)(Zip Code)

       Registrant's Telephone Number, including area code: (402) 341-4500

                                      N/A
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         (Former name or former address, if changed since last report)





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     99.1  Preliminary Prospectus Supplement, dated September 9, 1998.

     99.2  Consent of Independent Auditors.

     99.3  Consent of Independent Accountants.














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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CALENERGY COMPANY, INC.

                                     By:  /s/  Steven A. McArthur
                                          --------------------------
                                          Steven A. McArthur
                                          Executive Vice President, General
                                          Counsel and Secretary

Dated:  September 11, 1998


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                                 Exhibit Index

Exhibit No. Description


         99.1    Preliminary Prospectus Supplement, dated September 9, 1998

         99.2    Consent of Independent Auditors.

         99.3    Consent of Independent Accountants.